EXHIBIT 11 (c)

                           HYPOTHETICAL ILLUSTRATIONS






ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges. (See "Deductions and Charges," in the prospectus.) These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above or below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an annual maintenance fee of $30 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a withdrawal charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of .75% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-.81%, 5.19%, and 11.19%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Northbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Northbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,847        9,997       39,998          10,771        9,921        39,998
    2              11,025        11,768       10,939       39,998          11,606       10,778        39,998
    3              11,576        12,770       11,963       39,998          12,514       11,707        39,998
    4              12,155        13,860       13,116       39,998          13,501       12,757        39,998
    5              12,763        15,046       14,408       39,998          14,574       13,937        39,998
    6              13,401        16,335       15,804       39,998          15,742       15,211        39,998
    7              14,071        17,738       17,313       39,998          17,015       16,590        39,998
    8              14,775        19,263       18,945       39,998          18,402       18,083        39,998
    9              15,513        20,923       20,710       39,998          19,916       19,703        39,998
   10              16,289        22,727       22,727       39,998          21,571       21,571        39,998
   11              17,103        24,815       24,815       39,998          23,477       23,477        39,998
   12              17,959        27,096       27,096       39,998          25,580       25,580        39,998
   13              18,856        29,591       29,591       42,019          27,903       27,903        39,998
   14              19,799        32,321       32,321       44,603          30,470       30,470        42,049
   15              20,789        35,311       35,311       47,316          33,287       33,287        44,605
   16              21,829        38,588       38,588       50,164          36,375       36,375        47,287
   17              22,920        42,168       42,168       53,975          39,747       39,747        50,877
   18              24,066        46,078       46,078       58,058          43,432       43,432        54,724
   19              25,270        50,351       50,351       62,435          47,457       47,457        58,846
   20              26,533        55,020       55,020       67,124          51,856       51,856        63,264
   25              33,864        85,721       85,721       99,437          80,685       80,685        93,594
   35              55,160       210,322      210,322      220,838         197,715      197,715       207,601

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS
ARE  ILLUSTRATIVE  ONLY AND  SHOULD  NOT BE DEEMED A  REPRESENTATION  OF PAST OR
FUTURE INVESTMENT RESULTS.  ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.
THE DEATH BENEFIT,  ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD
BE DIFFERENT  FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE  TO THE
CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THAT AVERAGE FOR INDIVIDUAL  CONTRACT YEARS.  THE DEATH BENEFIT,  ACCOUNT VALUE,
AND CASH  SURRENDER  VALUE FOR A  CONTRACT  WOULD ALSO BE  DIFFERENT  FROM THOSE
SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND
THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL  RATES OF  INVESTMENT
RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT
AVERAGE  FOR THE  SEPARATE  ACCOUNT.  NO  REPRESENTATION  CAN BE MADE  THAT THIS
HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED  OVER
ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,260        9,410       39,998          10,183        9,333        39,998
    2              11,025        10,528        9,699       39,998          10,362        9,533        39,998
    3              11,576        10,803        9,995       39,998          10,535        9,728        39,998
    4              12,155        11,086       10,343       39,998          10,703        9,959        39,998
    5              12,763        11,378       10,740       39,998          10,862       10,225        39,998
    6              13,401        11,678       11,147       39,998          11,013       10,482        39,998
    7              14,071        11,987       11,562       39,998          11,151       10,726        39,998
    8              14,775        12,304       11,985       39,998          11,275       10,957        39,998
    9              15,513        12,631       12,419       39,998          11,381       11,169        39,998
   10              16,289        12,967       12,967       39,998          11,466       11,466        39,998
   11              17,103        13,380       13,380       39,998          11,575       11,575        39,998
   12              17,959        13,808       13,808       39,998          11,659       11,659        39,998
   13              18,856        14,249       14,249       39,998          11,717       11,717        39,998
   14              19,799        14,706       14,706       39,998          11,745       11,745        39,998
   15              20,789        15,179       15,179       39,998          11,738       11,738        39,998
   16              21,829        15,667       15,667       39,998          11,691       11,691        39,998
   17              22,920        16,172       16,172       39,998          11,596       11,596        39,998
   18              24,066        16,695       16,695       39,998          11,444       11,444        39,998
   19              25,270        17,235       17,235       39,998          11,223       11,223        39,998
   20              26,533        17,794       17,794       39,998          10,925       10,925        39,998
   25              33,864        20,888       20,888       39,998           7,775        7,775        39,998
   35              55,160        28,878       28,878       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 45 MALE
                                        INITIAL FACE AMOUNT: $39,998

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.81% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,673        8,823       39,998           9,595        8,745        39,998
    2              11,025         9,356        8,527       39,998           9,187        8,358        39,998
    3              11,576         9,048        8,241       39,998           8,773        7,965        39,998
    4              12,155         8,749        8,006       39,998           8,353        7,609        39,998
    5              12,763         8,460        7,822       39,998           7,924        7,287        39,998
    6              13,401         8,179        7,647       39,998           7,486        6,955        39,998
    7              14,071         7,906        7,481       39,998           7,035        6,610        39,998
    8              14,775         7,641        7,322       39,998           6,568        6,249        39,998
    9              15,513         7,384        7,172       39,998           6,081        5,868        39,998
   10              16,289         7,135        7,135       39,998           5,571        5,571        39,998
   11              17,103         6,928        6,928       39,998           5,057        5,057        39,998
   12              17,959         6,726        6,726       39,998           4,512        4,512        39,998
   13              18,856         6,529        6,529       39,998           3,933        3,933        39,998
   14              19,799         6,337        6,337       39,998           3,317        3,317        39,998
   15              20,789         6,149        6,149       39,998           2,658        2,658        39,998
   16              21,829         5,967        5,967       39,998           1,950        1,950        39,998
   17              22,920         5,789        5,789       39,998           1,185        1,185        39,998
   18              24,066         5,615        5,615       39,998             352          352        39,998
   19              25,270         5,446        5,446       39,998            *            *            *
   20              26,533         5,280        5,280       39,998            *            *            *
   25              33,864         4,514        4,514       39,998            *            *            *
   35              55,160         3,242        3,242       39,998            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,847        9,997       33,138          10,742        9,892        33,138
    2              11,025        11,768       10,939       33,138          11,550       10,721        33,138
    3              11,576        12,770       11,963       33,138          12,431       11,624        33,138
    4              12,155        13,860       13,116       33,138          13,395       12,651        33,138
    5              12,763        15,046       14,408       33,138          14,448       13,811        33,138
    6              13,401        16,335       15,804       33,138          15,601       15,069        33,138
    7              14,071        17,738       17,313       33,138          16,862       16,437        33,138
    8              14,775        19,263       18,945       33,138          18,241       17,922        33,138
    9              15,513        20,923       20,710       33,138          19,752       19,539        33,138
   10              16,289        22,728       22,728       33,138          21,409       21,409        33,138
   11              17,103        24,815       24,815       33,138          23,328       23,328        33,138
   12              17,959        27,119       27,119       33,138          25,456       25,456        33,138
   13              18,856        29,676       29,676       35,018          27,824       27,824        33,138
   14              19,799        32,481       32,481       38,003          30,450       30,450        35,627
   15              20,789        35,552       35,552       41,240          33,327       33,327        38,659
   16              21,829        38,912       38,912       44,749          36,475       36,475        41,947
   17              22,920        42,600       42,600       48,138          39,930       39,930        45,121
   18              24,066        46,649       46,649       51,780          43,724       43,724        48,533
   19              25,270        51,098       51,098       55,697          47,892       47,892        52,202
   20              26,533        55,995       55,995       59,914          52,480       52,480        56,153
   25              33,864        88,524       88,524       92,950          82,955       82,955        87,103
   35              55,160       216,415      216,415      227,236         200,699      200,699       210,734

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,260        9,410       33,138          10,155        9,305        33,138
    2              11,025        10,528        9,699       33,138          10,305        9,477        33,138
    3              11,576        10,803        9,995       33,138          10,452        9,645        33,138
    4              12,155        11,086       10,343       33,138          10,595        9,851        33,138
    5              12,763        11,378       10,740       33,138          10,733       10,095        33,138
    6              13,401        11,678       11,147       33,138          10,863       10,332        33,138
    7              14,071        11,987       11,562       33,138          10,982       10,557        33,138
    8              14,775        12,304       11,985       33,138          11,086       10,767        33,138
    9              15,513        12,631       12,419       33,138          11,168       10,956        33,138
   10              16,289        12,967       12,967       33,138          11,226       11,226        33,138
   11              17,103        13,380       13,380       33,138          11,302       11,302        33,138
   12              17,959        13,808       13,808       33,138          11,350       11,350        33,138
   13              18,856        14,249       14,249       33,138          11,370       11,370        33,138
   14              19,799        14,706       14,706       33,138          11,358       11,358        33,138
   15              20,789        15,179       15,179       33,138          11,308       11,308        33,138
   16              21,829        15,667       15,667       33,138          11,212       11,212        33,138
   17              22,920        16,172       16,172       33,138          11,055       11,055        33,138
   18              24,066        16,695       16,695       33,138          10,821       10,821        33,138
   19              25,270        17,235       17,235       33,138          10,489       10,489        33,138
   20              26,533        17,794       17,794       33,138          10,036       10,036        33,138
   25              33,864        20,888       20,888       33,138           4,960        4,960        33,138
   35              55,160        28,878       28,878       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.


                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                            ISSUE AGE 55 FEMALE
                                        INITIAL FACE AMOUNT: $33,138

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.81% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,673        8,823       33,138           9,568        8,718        33,138
    2              11,025         9,356        8,527       33,138           9,131        8,302        33,138
    3              11,576         9,048        8,241       33,138           8,691        7,883        33,138
    4              12,155         8,749        8,006       33,138           8,246        7,502        33,138
    5              12,763         8,460        7,822       33,138           7,795        7,158        33,138
    6              13,401         8,179        7,647       33,138           7,336        6,805        33,138
    7              14,071         7,906        7,481       33,138           6,864        6,439        33,138
    8              14,775         7,641        7,322       33,138           6,373        6,054        33,138
    9              15,513         7,384        7,172       33,138           5,857        5,645        33,138
   10              16,289         7,135        7,135       33,138           5,312        5,312        33,138
   11              17,103         6,928        6,928       33,138           4,754        4,754        33,138
   12              17,959         6,726        6,726       33,138           4,158        4,158        33,138
   13              18,856         6,529        6,529       33,138           3,522        3,522        33,138
   14              19,799         6,337        6,337       33,138           2,843        2,843        33,138
   15              20,789         6,149        6,149       33,138           2,115        2,115        33,138
   16              21,829         5,967        5,967       33,138           1,325        1,325        33,138
   17              22,920         5,789        5,789       33,138             455          455        33,138
   18              24,066         5,615        5,615       33,138            *            *            *
   19              25,270         5,446        5,446       33,138            *            *            *
   20              26,533         5,280        5,280       33,138            *            *            *
   25              33,864         4,514        4,514       33,138            *            *            *
   35              55,160         3,242        3,242       33,138            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,847        9,997       19,314          10,666        9,816        19,314
    2              11,025        11,768       10,939       19,314          11,393       10,564        19,314
    3              11,576        12,770       11,963       19,314          12,190       11,383        19,314
    4              12,155        13,860       13,116       19,314          13,071       12,327        19,314
    5              12,763        15,046       14,408       19,314          14,050       13,412        19,314
    6              13,401        16,335       15,804       19,314          15,144       14,613        19,314
    7              14,071        17,743       17,318       20,049          16,378       15,953        19,314
    8              14,775        19,288       18,969       21,410          17,777       17,458        19,732
    9              15,513        20,981       20,769       22,870          19,335       19,122        21,075
   10              16,289        22,842       22,842       24,441          21,047       21,047        22,521
   11              17,103        24,994       24,994       26,243          23,027       23,027        24,179
   12              17,959        27,341       27,341       28,708          25,188       25,188        26,448
   13              18,856        29,903       29,903       31,398          27,545       27,545        28,923
   14              19,799        32,695       32,695       34,330          30,115       30,115        31,621
   15              20,789        35,738       35,738       37,525          32,916       32,916        34,562
   16              21,829        39,051       39,051       41,004          35,965       35,965        37,763
   17              22,920        42,659       42,659       44,792          39,281       39,281        41,245
   18              24,066        46,603       46,603       48,933          42,883       42,883        45,028
   19              25,270        50,914       50,914       53,460          46,792       46,792        49,132
   20              26,533        55,627       55,627       58,408          51,029       51,029        53,580
   25              33,864        86,654       86,654       90,987          77,976       77,976        81,875
   35              55,160       211,911      211,911      214,030         187,041      187,041       188,911

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.19% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500        10,260        9,410       19,314          10,076        9,226        19,314
    2              11,025        10,528        9,699       19,314          10,132        9,304        19,314
    3              11,576        10,803        9,995       19,314          10,168        9,360        19,314
    4              12,155        11,086       10,343       19,314          10,178        9,435        19,314
    5              12,763        11,378       10,740       19,314          10,160        9,522        19,314
    6              13,401        11,678       11,147       19,314          10,106        9,575        19,314
    7              14,071        11,987       11,562       19,314          10,009        9,584        19,314
    8              14,775        12,304       11,985       19,314           9,859        9,540        19,314
    9              15,513        12,631       12,419       19,314           9,643        9,430        19,314
   10              16,289        12,967       12,967       19,314           9,347        9,347        19,314
   11              17,103        13,380       13,380       19,314           8,995        8,995        19,314
   12              17,959        13,808       13,808       19,314           8,533        8,533        19,314
   13              18,856        14,249       14,249       19,314           7,937        7,937        19,314
   14              19,799        14,706       14,706       19,314           7,180        7,180        19,314
   15              20,789        15,179       15,179       19,314           6,222        6,222        19,314
   16              21,829        15,667       15,667       19,314           5,008        5,008        19,314
   17              22,920        16,172       16,172       19,314           3,462        3,462        19,314
   18              24,066        16,695       16,695       19,314           1,480        1,480        19,314
   19              25,270        17,235       17,235       19,314            *            *            *
   20              26,533        17,794       17,794       19,314            *            *            *
   25              33,864        20,888       20,888       21,933            *            *            *
   35              55,160        29,045       29,045       29,335            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                     NORTHBROOK LIFE INSURANCE COMPANY
                              MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                             SINGLE LIFE OPTION
                                          $10,000 INITIAL PREMIUM
                                             ISSUE AGE 65 MALE
                                        INITIAL FACE AMOUNT: $19,314

                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.81% NET)


                                                CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                               ---------------------------------------    -------------------------------------------
                Premiums
 End of          Accumulated                  Cash                                      Cash
Contract       at 5% Interest  Account        Surrender    Death          Account       Surrender    Death
  Year          Per Year        Value         Value       Benefit          Value        Value       Benefit
----------     -----------     ---------     --------     --------        --------     --------     ---------

    1              10,500         9,673        8,823       19,314           9,486        8,636        19,314
    2              11,025         9,356        8,527       19,314           8,944        8,116        19,314
    3              11,576         9,048        8,241       19,314           8,372        7,565        19,314
    4              12,155         8,749        8,006       19,314           7,763        7,019        19,314
    5              12,763         8,460        7,822       19,314           7,109        6,472        19,314
    6              13,401         8,179        7,647       19,314           6,402        5,871        19,314
    7              14,071         7,906        7,481       19,314           5,627        5,202        19,314
    8              14,775         7,641        7,322       19,314           4,770        4,451        19,314
    9              15,513         7,384        7,172       19,314           3,810        3,598        19,314
   10              16,289         7,135        7,135       19,314           2,727        2,727        19,314
   11              17,103         6,928        6,928       19,314           1,503        1,503        19,314
   12              17,959         6,726        6,726       19,314              99           99        19,314
   13              18,856         6,529        6,529       19,314            *            *            *
   14              19,799         6,337        6,337       19,314            *            *            *
   15              20,789         6,149        6,149       19,314            *            *            *
   16              21,829         5,967        5,967       19,314            *            *            *
   17              22,920         5,789        5,789       19,314            *            *            *
   18              24,066         5,615        5,615       19,314            *            *            *
   19              25,270         5,446        5,446       19,314            *            *            *
   20              26,533         5,280        5,280       19,314            *            *            *
   25              33,864         4,514        4,514       19,314            *            *            *
   35              55,160         3,242        3,242       19,314            *            *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.




                                                       NORTHBROOK LIFE INSURANCE COMPANY
                                                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                               JOINT LIFE OPTION
                                                            $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 55 MALE / 55 FEMALE
                                                          INITIAL FACE AMOUNT: $43,779

                                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.19% NET)


                                CURRENT CHARGES(1)                                      GUARANTEED CHARGES(2)
                 -----------------------------------------------           -----------------------------------------------
               Premiums
   End of    Accumulated                          Cash                                                Cash
  Contract      at 5% Interest     Account     Surrender           Death           Account         Surrender           Death
    Year       Per Year             Value        Value            Benefit           Value            Value            Benefit
------------ -------------        -----------  -----------       -----------     ------------      -----------       -----------

     1             10,500             10,918       10,068            43,779           10,918           10,068            43,779
     2             11,025             11,923       11,094            43,779           11,923           11,094            43,779
     3             11,576             13,023       12,216            43,779           13,023           12,216            43,779
     4             12,155             14,228       13,484            43,779           14,228           13,484            43,779
     5             12,763             15,546       14,909            43,779           15,546           14,909            43,779
     6             13,401             16,990       16,459            43,779           16,990           16,459            43,779
     7             14,071             18,571       18,146            43,779           18,571           18,146            43,779
     8             14,775             20,301       19,983            43,779           20,301           19,983            43,779
     9             15,513             22,196       21,983            43,779           22,196           21,983            43,779
     10            16,289             24,270       24,270            43,779           24,270           24,270            43,779
     11            17,103             26,639       26,639            43,779           26,639           26,639            43,779
     12            17,959             29,229       29,229            43,779           29,229           29,229            43,779
     13            18,856             32,064       32,064            43,779           32,064           32,064            43,779
     14            19,799             35,173       35,173            43,779           35,173           35,173            43,779
     15            20,789             38,592       38,592            44,767           38,592           38,592            44,767
     16            21,829             42,345       42,345            48,696           42,345           42,345            48,696
     17            22,920             46,458       46,458            52,498           46,458           46,458            52,498
     18            24,066             50,970       50,970            56,576           50,970           50,970            56,576
     19            25,270             55,919       55,919            60,951           55,919           55,919            60,951
     20            26,533             61,353       61,353            65,648           61,353           61,353            65,648
     25            33,864             97,404       97,404           102,274           97,404           97,404           102,274
     35            55,160            238,847      238,847           250,789          236,645          236,645           248,477

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                         NORTHBROOK LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 55 MALE / 55 FEMALE
                                            INITIAL FACE AMOUNT: $43,779

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.19% NET)


                                                 CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                 --------------------------------------        --------------------------------------
                 Premiums
  End of          Accumulated                    Cash                                          Cash
 Contract        at 5% Interest  Account         Surrender     Death           Account         Surrender     Death
   Year          Per Year         Value         Value         Benefit           Value          Value        Benefit
-----------     -----------      ---------     ---------     ----------        ---------     ----------     ---------

    1               10,500         10,327         9,477         43,779           10,327          9,477        43,779
    2               11,025         10,666         9,837         43,779           10,666          9,837        43,779
    3               11,576         11,017        10,210         43,779           11,017         10,210        43,779
    4               12,155         11,381        10,637         43,779           11,381         10,637        43,779
    5               12,763         11,757        11,120         43,779           11,757         11,120        43,779
    6               13,401         12,147        11,616         43,779           12,147         11,616        43,779
    7               14,071         12,551        12,126         43,779           12,551         12,126        43,779
    8               14,775         12,969        12,650         43,779           12,969         12,650        43,779
    9               15,513         13,402        13,190         43,779           13,402         13,190        43,779
    10              16,289         13,851        13,851         43,779           13,851         13,851        43,779
    11              17,103         14,361        14,361         43,779           14,361         14,361        43,779
    12              17,959         14,864        14,864         43,779           14,864         14,864        43,779
    13              18,856         15,355        15,355         43,779           15,355         15,355        43,779
    14              19,799         15,849        15,849         43,779           15,829         15,829        43,779
    15              20,789         16,361        16,361         43,779           16,280         16,280        43,779
    16              21,829         16,890        16,890         43,779           16,702         16,702        43,779
    17              22,920         17,437        17,437         43,779           17,083         17,083        43,779
    18              24,066         18,003        18,003         43,779           17,410         17,410        43,779
    19              25,270         18,588        18,588         43,779           17,668         17,668        43,779
    20              26,533         19,193        19,193         43,779           17,837         17,837        43,779
    25              33,864         22,543        22,543         43,779           16,498         16,498        43,779
    35              55,160         31,193        31,193         43,779            *              *             *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

     (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                         NORTHBROOK LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 55 MALE / 55 FEMALE
                                            INITIAL FACE AMOUNT: $43,779

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.81% NET)


                                                 CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                --------------------------------------         --------------------------------------
                Premiums
 End of          Accumulated                     Cash                                          Cash
Contract        at 5% Interest  Account          Surrender    Death            Account         Surrender     Death
  Year          Per Year         Value          Value        Benefit            Value         Value         Benefit
----------     -----------      ---------      ---------     ---------         ---------     ---------     ----------

    1              10,500          9,736          8,886        43,779             9,736         8,886         43,779
    2              11,025          9,479          8,650        43,779             9,479         8,650         43,779
    3              11,576          9,228          8,420        43,779             9,228         8,420         43,779
    4              12,155          8,982          8,238        43,779             8,982         8,238         43,779
    5              12,763          8,742          8,105        43,779             8,742         8,105         43,779
    6              13,401          8,508          7,977        43,779             8,508         7,977         43,779
    7              14,071          8,279          7,854        43,779             8,279         7,854         43,779
    8              14,775          8,056          7,737        43,779             8,056         7,737         43,779
    9              15,513          7,838          7,625        43,779             7,838         7,625         43,779
   10              16,289          7,625          7,625        43,779             7,625         7,625         43,779
   11              17,103          7,432          7,432        43,779             7,432         7,432         43,779
   12              17,959          7,217          7,217        43,779             7,209         7,209         43,779
   13              18,856          7,008          7,008        43,779             6,950         6,950         43,779
   14              19,799          6,804          6,804        43,779             6,648         6,648         43,779
   15              20,789          6,605          6,605        43,779             6,294         6,294         43,779
   16              21,829          6,411          6,411        43,779             5,877         5,877         43,779
   17              22,920          6,222          6,222        43,779             5,383         5,383         43,779
   18              24,066          6,038          6,038        43,779             4,792         4,792         43,779
   19              25,270          5,858          5,858        43,779             4,079         4,079         43,779
   20              26,533          5,683          5,683        43,779             3,215         3,215         43,779
   25              33,864          4,869          4,869        43,779             *             *              *
   35              55,160          3,518          3,518        43,779             *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                         NORTHBROOK LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 65 MALE / 65 FEMALE
                                            INITIAL FACE AMOUNT: $27,688

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.19% NET)


                                                 CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                                 --------------------------------------        -----------------------------------------------
                 Premiums
  End of          Accumulated                    Cash                                          Cash
 Contract        at 5% Interest  Account         Surrender     Death           Account         Surrender     Death
   Year          Per Year         Value         Value         Benefit           Value          Value        Benefit
-----------     -----------      ---------     ---------     ----------        ---------     ----------     ---------

    1               10,500         10,911        10,061         27,688           10,911         10,061        27,688
    2               11,025         11,892        11,063         27,688           11,892         11,063        27,688
    3               11,576         12,950        12,142         27,688           12,950         12,142        27,688
    4               12,155         14,091        13,347         27,688           14,091         13,347        27,688
    5               12,763         15,325        14,687         27,688           15,325         14,687        27,688
    6               13,401         16,660        16,128         27,688           16,660         16,128        27,688
    7               14,071         18,108        17,683         27,688           18,108         17,683        27,688
    8               14,775         19,683        19,364         27,688           19,683         19,364        27,688
    9               15,513         21,403        21,191         27,688           21,403         21,191        27,688
    10              16,289         23,294        23,294         27,688           23,294         23,294        27,688
    11              17,103         25,489        25,489         27,688           25,489         25,489        27,688
    12              17,959         27,941        27,941         29,338           27,941         27,941        29,338
    13              18,856         30,629        30,629         32,161           30,629         30,629        32,161
    14              19,799         33,569        33,569         35,247           33,569         33,569        35,247
    15              20,789         36,780        36,780         38,619           36,780         36,780        38,619
    16              21,829         40,285        40,285         42,299           40,285         40,285        42,299
    17              22,920         44,107        44,107         46,312           44,107         44,107        46,312
    18              24,066         48,268        48,268         50,681           48,268         48,268        50,681
    19              25,270         52,793        52,793         55,433           52,793         52,793        55,433
    20              26,533         57,707        57,707         60,592           57,707         57,707        60,592
    25              33,864         89,901        89,901         94,396           89,071         89,071        93,525
    35              55,160        219,995       219,995        222,195          214,566        214,566       216,712

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 12% OVER A PERIOD OF YEARS,  BUT ALSO FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                         NORTHBROOK LIFE INSURANCE COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 65 MALE / 65 FEMALE
                                            INITIAL FACE AMOUNT: $27,688

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.19% NET)


                                                 CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                 --------------------------------------        --------------------------------------
                 Premiums
  End of          Accumulated                    Cash                                          Cash
 Contract        at 5% Interest  Account         Surrender     Death           Account         Surrender     Death
   Year          Per Year         Value         Value         Benefit           Value          Value        Benefit
-----------     -----------      ---------     ---------     ----------        ---------     ----------     ---------

    1               10,500         10,320         9,470         27,688           10,320          9,470        27,688
    2               11,025         10,635         9,806         27,688           10,635          9,806        27,688
    3               11,576         10,943        10,135         27,688           10,943         10,135        27,688
    4               12,155         11,240        10,496         27,688           11,240         10,496        27,688
    5               12,763         11,536        10,899         27,688           11,524         10,886        27,688
    6               13,401         11,841        11,309         27,688           11,789         11,258        27,688
    7               14,071         12,154        11,729         27,688           12,031         11,606        27,688
    8               14,775         12,477        12,158         27,688           12,242         11,923        27,688
    9               15,513         12,808        12,596         27,688           12,412         12,199        27,688
    10              16,289         13,150        13,150         27,688           12,530         12,530        27,688
    11              17,103         13,569        13,569         27,688           12,637         12,637        27,688
    12              17,959         14,003        14,003         27,688           12,671         12,671        27,688
    13              18,856         14,451        14,451         27,688           12,618         12,618        27,688
    14              19,799         14,915        14,915         27,688           12,462         12,462        27,688
    15              20,789         15,395        15,395         27,688           12,178         12,178        27,688
    16              21,829         15,890        15,890         27,688           11,736         11,736        27,688
    17              22,920         16,403        16,403         27,688           11,094         11,094        27,688
    18              24,066         16,934        16,934         27,688           10,191         10,191        27,688
    19              25,270         17,482        17,482         27,688            8,949          8,949        27,688
    20              26,533         18,050        18,050         27,688            7,267          7,267        27,688
    25              33,864         21,191        21,191         27,688            *              *             *
    35              55,160         29,301        29,301         29,594            *              *             *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 6% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                                       NORTHBROOK LIFE INSURANCE COMPANY
                                                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                               JOINT LIFE OPTION
                                                            $10,000 INITIAL PREMIUM
                                                         ISSUE AGE 65 MALE / 65 FEMALE
                                                          INITIAL FACE AMOUNT: $27,688

                                    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.81% NET)


                                                         CURRENT CHARGES(1)                          GUARANTEED CHARGES(2)
                                  ---------------------------------------------------------------------------------------------
               Premiums
   End of    Accumulated                               Cash                                          Cash
  Contract      at 5% Interest     Account          Surrender           Death      Account         Surrender           Death
    Year       Per Year             Value             Value            Benefit      Value            Value            Benefit
-----------  -------------        -----------       -----------       ----------- -----------      -----------       -----------

     1             10,500              9,729             8,879            27,688      9,729            8,879            27,688
     2             11,025              9,448             8,619            27,688      9,448            8,619            27,688
     3             11,576              9,153             8,345            27,688      9,153            8,345            27,688
     4             12,155              8,851             8,107            27,688      8,840            8,096            27,688
     5             12,763              8,558             7,921            27,688      8,504            7,867            27,688
     6             13,401              8,274             7,743            27,688      8,140            7,609            27,688
     7             14,071              7,999             7,574            27,688      7,740            7,315            27,688
     8             14,775              7,731             7,412            27,688      7,291            6,973            27,688
     9             15,513              7,472             7,259            27,688      6,782            6,570            27,688
     10            16,289              7,220             7,220            27,688      6,196            6,196            27,688
     11            17,103              7,011             7,011            27,688      5,539            5,539            27,688
     12            17,959              6,807             6,807            27,688      4,764            4,764            27,688
     13            18,856              6,608             6,608            27,688      3,848            3,848            27,688
     14            19,799              6,414             6,414            27,688      2,762            2,762            27,688
     15            20,789              6,224             6,224            27,688      1,470            1,470            27,688
     16            21,829              6,040             6,040            27,688     *                *                 *
     17            22,920              5,860             5,860            27,688     *                *                 *
     18            24,066              5,684             5,684            27,688     *                *                 *
     19            25,270              5,513             5,513            27,688     *                *                 *
     20            26,533              5,347             5,347            27,688     *                *                 *
     25            33,864              4,572             4,572            27,688     *                *                 *
     35            55,160              3,288             3,288            27,688     *                *                 *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

     THE  HYPOTHETICAL  INVESTMENT  RESULTS  SHOWN ABOVE AND  ELSEWHERE  IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN  APPLICABLE TO
THE CONTRACT  AVERAGE 0% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED  ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL  CONTRACT  YEARS.  THE DEATH BENEFIT,  ACCOUNT
VALUE,  AND CASH  SURRENDER  VALUE FOR A CONTRACT  WOULD ALSO BE DIFFERENT  FROM
THOSE  SHOWN,  DEPENDING  ON THE  INVESTMENT  ALLOCATIONS  MADE TO THE  SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE  ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT  RETURN  APPLICABLE TO THE CONTRACT  AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.  NO REPRESENTATION CAN BE MADE THAT
THIS  HYPOTHETICAL  RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.